Exhibit 99.1
December 10, 2008 Shareholders Meeting

This presentation contains forward-looking statements which provide PolyMedix's current expectations of future events. These statements often include words such as "may," "believe," "expect," "anticipate," "intend," "plan," "estimate", "objectives", "goals", or similar expressions. These statements are based on assumptions that we have made in light of our industry experience as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. These may include anticipated scientific progress on research programs, development of potential pharmaceutical products, interpretation of research results, prospects for regulatory approval, market prospects for products, financial projections, and other statements regarding matters that are not historical facts. PolyMedix's performance and financial results could differ materially from those reflected in these forward-looking statements due to general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries as well as more specific risks and uncertainties such as those set forth in its filings with the U.S. Securities and Exchange Commission. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements. Furthermore, PolyMedix will not update publicly any forward-looking statements, except as required by applicable law or regulation. Developing drugs is risky, expensive, and time-consuming. All timelines and projections are based on data currently available. Advancement to each next step of development is contingent on positive data from previous work supporting such progress. Additional required experiments and studies can add significant time and cost. Substantial delays and additional costs typically occur in drug development, and should be expected. You should consider these risks carefully before making any investment. This discussion is permitted by the Private Securities Litigation Reform Act of 1995.

PolyMedix Value Proposition High value, novel drugs - life threatening, acute disorders Rapid value creation potential - Large market opportunities Fast clinical trials Straightforward endpoints Early clinical proof of principle Two innovative, first-in-class drugs in clinical development: Antibiotic: PMX-30063 defensin mimetic Hemostasis: PMX-60056 heparin+LMWH antagonist Clinical proof of concept planned for both mid 2009 Sustainable, de-risked business model - diversified pipeline, proprietary computational drug design technology World renowned scientific founders Experienced management team Financed through Phase IB clinical trials

Diversified Pipeline = *Sustainable Business*

PolyMedix

(Timelines assume adequate financing and timing)

	Discovery	Pre-clinical Development	IND or equiv	Completed Phase IA	--- Planned Start ---- Phase IB	Phase II
Planned						
PMX-30063 Defensin mimetic antibiotic - Systemic i.v.			May 2008	Dec 2008	1Q 2009	3Q 2009
PMX-60056 Heparin + LMWH antagonist			Aug 2008	Underway	2Q 2009	4Q 2009
Pending Additional Financing						
- PMX-30063 Oral; Ophthalmic						
PMX-50003, PMX-70004 polymer biomaterials						
PMX-10098 antifungal; antiviral						
PMX-20005 Angiogenesis Inhibitor						
TM receptor crystallization			*3/3 receptors crystallized*

PMX-30063 Antibiotic Recent Events Presented anti-tuberculosis activity at New Directions In AIDS Treatment Research Symposium, Sept 26, 2008, New York City; and HIV DART Conference, Dec 10, 20008, Puerto Rico Four presentations at American Society of Microbiology ICCAC Conference, Washington DC, Oct 27, 2008: Anti-malaria activity - platform presentation by Dr. Doron Greenbaum, University of Pennsylvania Anti-fungal activity - by Dr. Gil Diamond, University of Medicine and Dentistry of New Jersey Two presentations by Dr. Rick Scott, in vivo and in vitro data Phase I single ascending dose clinical trial completed

PMX-30063 Antibiotic Highlights Small molecule mimetic of host-defense proteins Unique antibiotic - first and only of its kind Rapid acting Resistance unlikely to develop Phase I clinical trial completed December 2008 Serious, hospitalized bacterial infections, treated by i.v. - Initial target: broad Staph infections Objective: first line treatment of hospitalized infections Market potential: 7 million i.v. patients treated/year

Infectious Disease Background Infections are the second leading cause of death worldwide Appx. 49 million people treated annually for infections One of the fastest growing causes of death - 700% increase in drug- resistant Staph infections over past 4 years Resistance is now seen to 70% of infections "The ongoing explosion of antibiotic resistant infections continues to plague global and U.S. healthcare.....We are in the midst of an emerging crisis of antibiotic resistance for microbial pathogens in the United States and throughout the world. Epidemic antibiotic resistance has been described in numerous pathogens in varying contexts, including - but not limited to - a global pandemic of methicillin-resistant Staphylococcus aureus infection." - Infectious Disease Society of America, Jan 2008 We believe PolyMedix's PMX-30063 is the only systemic antibiotic in development which directly addresses the problem of resistance

Learning from Nature's Defenses Against Bacteria Molds Tetracycline Plants Insects Animals People Host Defense Proteins Biochemical targets Biophysical agents - disrupt cell membrane directly Must Cross Membrane To Find Target The Membrane IS the Target

How it Works The biological activities of host defense proteins depend on an amphiphilic helix: Natural host defense protein PolyMedix synthetic mimetic Novel approach: imitate nature with small molecule mimetics of host defense proteins Completely different from all other antibiotics Charged Charged Hydrophobic Hydrophobic

Selective for Bacteria Selective for Bacteria Mammalian Cells Bacterial Cells

Activity against MDR-human clinical isolates

(MIC µg/ml)

PolyMedix

Gram positive	PMX-30016	PMX-30063	Vancomycin
Enterococcus faecium	1	1	1
VR-Enterococcus faecium	1	1	>128
MR-Staph aureus (MRSA)	0.5	0.5	1
Staphylococcus epidermidis	0.5	0.5	2
Staphylococcus saprophyticus	0.5	0.5	1
Streptococcus pyogenes	1	1	0.5
Gram negative			
Escherichia coli	2	1	>128
Haemophilus influenzae	8	4	>128
Klebsiella pneumoniae	2	1	>128
Enterobacter cloacae	2	2	>128
Citrobacter species	4	2	>128
Acinetobacter species	4	8	>128
Anaerobes			
Clostridium difficile	2	4	------
P. acnes	0.25	0.5	------

Activity vs multiple drug-resistant Staph strains Not 1 drug-resistant form of Staph - but 89 (all "MRSA") Drug-suscept. OXA-R VRSA/VISA OXA-R LZD-NS OXA-R DAP-NS OXA-R VRSA/VISA DAP-NS OXA-R # of isolates 59 69 7 5 5 3 PMX-30063 MIC range 0.25 - 1 0.25 - 2 0.5 - 1 0.5 - 1 0.5 - 2 0.5 - 1 PMX-30016 MIC range 0.25 - 1 0.25 - 1 1 1 1 1 Broad spectrum activity against drug-sensitive and resistant strains of S. aureus, S. epidermidis and S. hemolyticus OXA-R: oxacillin-resistant VISA: vancomycin intermediate S. aureus VRSA: vancomycin resistant S. aureus LZD-NS: linezolid resistant DAP-NS: daptomycin resistant

Anti-tuberculosis activity Presented at New Directions In AIDS Treatment Research Policy and Care Symposium September 26, 2008, New York City and HIV DART Conference December 10, 2008 San Juan, Puerto Rico

TB/HIV: Global View 2.1 Billion people WW infected w/ TB 1/3 world's population TB transmitted through AIR: coughing, sneezing, talking Transmission increased in closed environment (bus, train, plane) Between now and 2020: 1 billion newly infected with TB >150mm become sick 2006- 9.2 mm new TB cases WW, expect this to grow exponentially 33%-50% people with HIV worldwide have TB US TB rate for those with HIV 40X those w/o HIV TB rate increasing WW due to HIV disease TB makes HIV multiply faster and makes HIV worse TB and HIV make each other worse

HIV/TB Death Rates >3mm die yearly from TB Between now and 2020, 40mm will die from TB TB is #1 killer of people with HIV ~30-50% AIDS deaths WW due to TB 1980, US goal for TB elimination in US=2010 1985 - HIV epidemic begins 2000, revised US goal TB 'elimination' >2040 Those with active TB infect avg 10-15 new people each year they remain infectious and untreated

MDR/XDR Tuberculosis MDR= Multi Drug Resistant, isoniazid and rifampin (1st line drugs) XDR= Extensively Drug Resistant, resist virtually all TB drugs XDR TB worldwide threat to public health and TB control, raising concerns of future epidemic of virtually untreatable TB. Up to 30% MDR isolates now XDR MDR TB can cost up to $1mm to treat 45 states and DC report diagnosing and caring for MDR TB patients MDR TB now found on 6 continents XDR-TB found in 45 countries in 2007 Man with MDR TB traveling to US via plane infected 13 of the 40 people in his immediate seating area

Costs and Spending on TB US alone $1.05 billion spent on handling TB $703 mm direct health care costs $351 mm indirect costs WW 2006 direct TB costs $2.0 billion TB robs developing countries of $12 billion a year, ~4-7% of their GDP. In 2007, NIH spent $166mm on TB research Same yr, NIH spent $2.9b on HIV/AIDS research TB exacerbates HIV and HIV exacerbates TB HIV cannot be eliminated without TB being eliminated

PolyMedix compounds
Anti-TB activity

PolyMedix

Activity of selected PMX compounds in susceptibility assays (IC90) versus *M. tuberculosis* (H37Rv strain) and cytotoxicity assays (EC50) versus monkey VERO cells.

PMX compound	IC_{90} (ug/ml)	EC_{50} (uM)	SI (EC_{50}/IC_{90})
PMX10072	***4.49***	***>300***	***>66.82***
PMX10070	***2.2***	***>300***	***>66***
PMX30053	***3.57***	***>100***	***>28***
PMX10138	***18.4***	***>300***	***>16.3***
PMX30024	57.6	129.8	2.25
PMX30006	60.4	39.67	0.66
PMX30063	100	120.4	1.20
PMX30016	100	55.0	0.55
PMX10129	100	251.7	2.52
PMX10166	100	110.37	1.10
PMX70004	40	12.4	0.31

Anti-malaria activity Presented by Dr. Doron Greenbaum University of Pennsylvania at the American Society of Microbiology ICAAC Conference October 27, 2008, Washington, D.C.

Global malaria burden: The need for new therapies 2-3 billion exposed > 500 million infected 1 million deaths, mostly children < 3-5yrs Most complicated cases due to Plasmodium falciparum Resistance to current antimalarials is common Novel therapies are needed to combat resistance: -All small molecules currently being developed are targeted against parasite protein targets

Activity against P. falciparum

Several Compounds are potent and selective against P. falciparum IC50 (3D7) 200nM 300nM Cytotoxicity ~40-50mM 50-100mM PMX-70008 PMX-30024 Hemolysis Compounds do not harm human red blood cells

Rapid killing of malaria parasite at all life cycle stages PMX-70008 PMX-30024

All Major Stages in the Life Cycle Are Sensitive and are Irreversible

0 hr 4.5 hr 9 hr 20 hr Control Malaria parasite death occurs in ~6-9 hrs PMX-70008 PMX-30024

PMX-30063 antibiotic Phase I clinical results Single ascending dose safety study

All results and analyses in this presentation are based on data from a single Phase I clinical safety study in 22 healthy volunteers Significant further clinical studies and other additional drug development work will be needed before any assessments of efficacy can be made, and in order to obtain regulatory approval for the commercial sale of PMX-30063 The data used in deriving predictions: Plasma PMX-30063 levels for 24 hours from the Phase 1 study Plasma PMX-30063 levels for 12 hours after single doses at 3 levels in mice Effective PMX-30063 dose levels in immunocompromised mouse thigh infection models How we derived these predictions: Fit mathematical curves to the data Goodness of fit was excellent using 2 compartment models Use these curves to compute the pharmacokinetic parameters and drug levels over time 10 mg/kg mouse curve was scaled up from 8 mg/kg data, keeping time characteristics unchanged Caveats and assumptions for analyses

PMX-30063 Phase I Results The First-In-Man Study has been completed and met all its goals 22 normal subjects treated at 7 different doses up to 2.50 mg/kg Plasma distribution and elimination pharmacokinetics are well-defined simple exponential functions As a result, modeling studies are expected to be simple and accurate The limiting high-dose side effects have been defined None were observed to be serious or permanent There is a dose-response relationship as expected The likely clinical dose range is below the level where even moderately- severe side effects were noted The likely clinical dose range should safely provide exposures shown to be effective in animal studies

PMX-30063 Phase IA Design Phase 1 Safety and Dosing Data (normal adult volunteers) Protocol 63-101: Single Doses 700mg STOP on meeting any pre-defined safety threshold mg/kg Actual dose for a 70kg subject 3.5mg 42mg 87.5mg 175mg 280mg 420mg 560mg 14mg 1.12mg 10.0 0.05 0.60 1.25 2.5 4.0 6.0 8.0 0.20 0.016 Theoretical Effective Dose Actual Limiting Dose

PMX-30063: Safety The primary goal of the study was to define a safe and tolerable single dose This will set an upper limit to the clinical dose range Most antibiotics are limited by side effects, and the risk to benefit ratio determines usage Non-life-threatening limiting side effects are highly preferred to severe side effects - but not always obtained Our limiting effects form a relatively BENIGN syndrome Sensory nerve symptoms, likened to "dental anesthesia" Beginning in the mouth; spread with higher dosages Face & scalp Fingers & toes Upper thorax & neck Groin & buttocks

PMX-30063: Safety The symptoms were observed to be transient and not disabling, and fully reversible Except at the highest dose, all resolved within 48 hours The longest duration of symptoms was ^ 3 weeks (2 subjects) Longest-lasting symptoms tended to decrease in intensity gradually The symptoms were not objectively measurable Therefore, a grading scale has been created (shown here with actual scores from this study)

PMX-30063 Safety The current data show a clear relationship to dose Even subjects with the highest scores were ambulatory Most were discharged to home as scheduled All symptoms were resolved within 3 weeks or less

PMX-30063 Safety The likely clinical dose range should not subject recipients to more than a very low intensity of side effects Possible clinical dose range is indicated by the unshaded region on the left

Predictors of antibiotic efficacy Efficacy of an antibiotic will be related to exposure, which can be estimated in various ways: Time the plasma drug level is above the MIC Area under the drug-level versus time curve (AUC) Variations of these: AUC above some threshold value Cmax (basically AUC above a high threshold) Time above some threshold value For example, 40% of time above MIC is a typical target for Gram-positive organisms

PMX-30063 Pharmacokinetics The maximum drug level (Cmax) after a one-hour infusion is predictable from the dose (15x)

PMX-30063 Pharmacokinetics The Distribution and Elimination kinetics are very well approximated by simple exponentials

PMX-30063 Pharmacokinetics The characteristic parameters are predictable using these curves:

PMX-30063 Pharmacokinetics Computations show how dose and regimen can be adjusted to give the same AUC Above Threshold Higher dose less frequently gives higher Cmax Lower dose more frequently gives lower Cmax

PMX-30063 Multi-dose kinetics Drug Level Reaches Steady-State After Several Doses Time to SS depends on the elimination half-time (T1/2) Note differences in AUC Above Threshold (orange versus blue) and in Time Above Threshold

PMX-30063: Human vs. Animal Data Our curves fit the data well: MAN MOUSE

PMX-30063 - Efficacy vs. Safety Comparison of Pharmacokinetic Parameters in an Animal Infection Model and in Human Subjects (from this first clinical study) Dose (mg/kg) 0.18 0.54 1.1 2.5 AUC 0-24 (ngxhr/ml) 35 89 186 332 T>MIC (MSSA) (hr) 18 36 68 94 T>MIC (MRSA) (hr) 4.25 22.5 47 71 Dose (mg/kg) 4 10 AUC0-24 (ngxhr/ml) 56 141 T>MIC (MSSA) (hr) 8 11 T>MIC (MRSA) (hr) 6.3 9.3 Efficacy against MSSA Efficacy against MRSA Mice (IV bolus) Human (1 hour IV infusion)

PMX-30063 Development Plan Systemic i.v. Phase IA completed - single dose escalation safety Phase IB Clinical dosing regimen - 1 & 2 infusions/day x 1 week Phase II plans Initial target: all Staphylococcal infections Skin and soft tissue structure infections; others possible later 11.6 million patient visits 2006 for skin infections Phase III goals Non-inferiority to standard of care Significantly reduced risk of resistance Pharmaco-economics - seek to shorten hospital stays Other potential formulations Topical ophthalmic - intra-ocular procedures Oral non-absorbed for C. difficile

PMX-30063 Clinical Development - Next Study Phase 1 Safety and Pharmacokinetic Data (normal adult volunteers) Protocol 1.02: Repeat Dosing for 7 Days GOALS: Characterize the limiting adverse effects in a multi-dosed population Define the highest levels for no adverse effects and for overall tolerance Advance knowledge of the drug's pharmacokinetics Next Level, etc. -----, to pre-defined stopping level (dose shown assumes 70kg subjects) N=5 N=2 At least 6 days... 18 mg 7 mg 7 mg Placebo 18 mg Placebo N=5 N=2 7 Days

12 mos Objectives Assuming adequate financing and timing CTA PMX-30063 i.v. antibiotic - completed May 2008 IND PMX-60056 heptagonist - completed Aug 2008 Phase IA single dose PMX-30063 antibiotic - completed Dec 2008 Phase IA single dose PMX-60056 heptagonist - started Sept 2008 Phase IB multi-dose PMX-30063 Proof of concept Phase I/II results PMX-60056 Start Phase II PMX-30063 Start Phase II/III PMX-60056 Exchange listing Licensing deals, therapeutic and materials

December 10, 2008 Shareholders Meeting